Condensed Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Condensed Consolidated Balance Sheets
Property, plant equipment, net of accumulated depreciation	$ 1,090	$ 1,102	$ 908
Common shares, par value	$ 0.0001	$ 0.0001	$ 0.0001
Common Stock, Shares Authorized	300,000,000	300,000,000	300,000,000
Common Stock, Shares Issued	26,949,282	25,554,309	13,627,887
Common Stock, Shares Outstanding	26,949,282	25,554,309	13,627,887